                              HANOVER DIRECT, INC.
                             STOCK OPTION AGREEMENT

         Agreement made as of the 9th day of February, 1996 between HANOVER DIRECT, INC. (the "Company"), a Delaware corporation, and Elizabeth Valk Long (the "Optionee"), residing at 125 East 74th Street, Apt. 3A, New York, New York 10021.

         The Optionee has served as a director of the Company since 1991. In consideration of Optionee's serving on the Search Committee of Directors to find a replacement for the President and Chief Executive Officer of the Company, the Company has agreed to grant to the Optionee a five-year option to purchase 5,000 shares of Common Stock, par value 66 2/3 cents per share, of the Company (the "Shares"), subject to and upon the terms and conditions set forth herein (the "Option").

         Therefore, in consideration of the premises and for other good and valuable consideration, the parties hereto have agreed as follows:

         9. (d) The price at which the Optionee shall have the right to purchase Shares under this Agreement is $1.4375 per share, subject to adjustment as provided in Paragraph 4.

         (e) Subject to Paragraph 4, unless the Option is previously terminated pursuant to this Agreement, the Option shall be exercisable in whole or in part with respect to all 5,000 Shares beginning on the date hereof through February 8, 2001; provided, however, that the Option shall cease to be exercisable on the date which is thirty (30) days from the termination of the Optionee's status as a director of the Company; and provided, however, that the Company shall have the option, in its sole discretion, to extend the period that the Option shall be exercisable to February 8, 2002, upon written notice to the Optionee prior to November 8, 2000.

         (f) If the Optionee's status as a director of the Company terminates due to disability or to death, the Option shall be exercisable as provided in this subparagraph. The Optionee or, in the event of his/her disability, duly appointed guardian or conservator or, in the event of his/her death, his/her appointed executor or administrator, shall have the privilege of exercising the unexercised portion of the Option which the Optionee could have exercised on the day on which his/her status as a director of the Company terminated, provided, however, that such exercise must be in accordance with the terms of this Agreement and within one (1) year of the Optionee's disability or death, as the case may be. In no event, however, shall the Optionee or his/her duly appointed guardian or conservator or his/her duly appointed executor or administrator, as the case may be, exercise the Option after February 8, 2001, unless the period during which the Option is exercisable was extended pursuant to Paragraph 1(b).

         10. Nothing contained herein shall be construed (a) to confer on the Optionee any right to continue to serve as a director of the Company or (b) to obligate the Company (including its shareholders, directors and officers) to either re-nominate the Optionee for election or re-elect the nominee to serve as a director or (c) to derogate from any right of the Company (including its shareholders, director and officers) to remove or request the resignation of the Optionee from the Company's Board of Directors.

         11. (a) The Option shall not be sold, pledged, assigned or transferred in any manner except (i) to the extent that the Option may be exercised as provided in Paragraph 1(c) or (ii) as provided in Paragraph 3(b).

         (b) The Option may be transferred to any living spouse, child or parent of the Optionee (a "Permitted Transferee"), provided that (i) such transferee executes an instrument, satisfactory in form and substance to the Company, stating that such transferee is bound by all the terms and conditions of this Agreement, including, without limitation, Paragraph 1(c), and (ii) the Option may not be sold, pledged assigned or transferred in any manner by such transferee, except to another Permitted Transferee pursuant to this Paragraph 3(b).

         (c) For all purposes of this Agreement except the Preamble and Paragraph 1(b), the term "Optionee" shall include any Permitted Transferee or any person entitled to exercise the Option pursuant to Paragraph 1(c).

         12. (a) If the outstanding Shares of the Company are subdivided, consolidated, increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, capital adjustment or in a similar transaction, or if the Company shall issue Shares as a dividend or upon a stock split, then the number and kind of shares subject to the unexercised portion of the Option and the exercise price of the Option shall be adjusted to prevent the inequitable enlargement or dilution of any rights hereunder, provided, however, that any such adjustment shall be made without change in the total exercise price applicable to the unexercised portion of the Option. Adjustments under this paragraph shall be made by the Board of Directors, whose determination shall be final, binding and conclusive. In computing any adjustment under this paragraph, any fractional shares shall be eliminated. Nothing contained in this Agreement shall be construed to affect in any way the right or power of the Company to make any adjustment, reclassification, reorganization or changes to its capital or business structure or to merge or to consolidate or to dissolve, liquidate or transfer all or any part of its business or assets.

         (b) If in the event of the dissolution or liquidation of the Company, or in the event of a merger or consolidation in which (1) the Company is not the surviving corporation, and (2) the agreements governing such merger or consolidation do not provide for the issuance to the Optionee of a Substitute Option (as hereinafter defined) or the express assumption of this Option, the Company will make or cause to be mailed to the Optionee a notice specifying the date on which holders of Shares shall be entitled to exchange their shares for securities or other property deliverable in connection with such merger, consolidation, dissolution or liquidation. Such notice shall be mailed at least ten (10) days prior to the date therein specified to the address of the Optionee specified on page 1 of this Agreement or to such other address as the Optionee delivers or transmits by registered or certified mail to the Secretary of the Company at its principal office. In the event the Option is not exercised on or prior to the date specified herein, the Option and any rights hereunder shall terminate as of said date. For purposes of this Paragraph 4, a Substitute Option shall mean an option under which the Optionee has the right to purchase on substantially equivalent terms (as hereinafter defined) (in lieu of Shares), the stock, securities or other property he/she would have been entitled to receive upon the consummation of such merger or consolidation had he/she exercised the Option immediately prior thereto. For purposes of the preceding sentence, substantially equivalent terms shall be those terms given approval by the Board of Directors in its sole discretion.

         13. The Option shall be exercised when written notice of such exercise, signed by the Optionee, has been delivered or transmitted by registered or certified mail, to the Secretary of the Company at its principal office. Said written notice shall specify the number of Shares purchasable under the Option which the Optionee then wishes to purchase and shall be accompanied by (i) such documentation, if any, as may be required by the Company as provided in Paragraphs 6 or 8 and (ii) payment of the aggregate option price. The Option shall be exercised only with respect to full shares of Common Stock; no fractional Shares shall be issued. Such payment shall be in the form of (i) cash or a certified check (unless such certification is waived by the Company) payable to the order of the Company in the amount of the aggregate option price for such number of Shares, (ii) certificates duly endorsed for transfer (with all transfer taxes paid or provided for) evidencing a number of Shares of which the aggregate fair market value on the date of exercise is equal to the aggregate option exercise price of the Shares being purchased, or (iii) a combination of these methods of payment. Delivery of said notice and such documentation shall constitute an irrevocable election to purchase the Shares specified in said notice, and the date on which the Company received said notice and documentation shall, subject to the provisions of Paragraphs 6 and 8, be the date as of which the Shares so purchased shall be deemed to have been issued. The Optionee shall not have the right or status as a holder of the Shares to which such exercise relates prior to receipt by the Company of such payment, notice and documentation. For purposes of this Agreement, the fair market value per Share on a given date shall be: (i) if the Shares are listed on a registered securities exchange or included on the American Stock Exchange, the closing price per Share on such date, (or, if there was not trading in the Shares on such date, on the next preceding day on which there was trading); (ii) if the Shares are not listed on a registered securities exchange or included on the American Stock Exchange, but the bid and asked prices per Share are provided by NASDAQ, the National Quotation Bureau Incorporated or any similar organization, the average of the highest reported bid and lowest reported asked price as furnished by NASDAQ, the National Quotation Bureau Incorporated or any similar organization. In the absence of one or more quotations, the Board of Directors of the Company shall in good faith determine the fair market value per share.

         14. Anything in this Agreement to the contrary notwithstanding, in no event may the Option be exercisable if the Company shall determine in good faith that (i) the listing, registration or qualification of any Shares otherwise deliverable upon such exercise, upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities is necessary or desirable in connection with such exercise. In such event, such exercise shall be held in abeyance and shall not be effective unless and until such withholding, listing, registration, qualification or approval shall have been effected or obtained free of any conditions not reasonably acceptable by the Company.

         15. (a) The Optionee agrees that there will be no disposition of all or any part of the Shares acquired pursuant to any exercise of the Option or any interest or interests therein, unless and until such disposition has been registered under the Securities Act of 1933, as amended (the "Act"), or the Company receives an opinion of its counsel that registration under the Act is not required in connection with such disposition.

         (b) The Optionee agrees that upon the exercise of the Option, unless the Shares acquired pursuant to such exercise have been registered under the Act, the transfer agent for the Shares acquired pursuant to such exercise will be instructed to place appropriate stop orders against the transfer of the Shares and that the certificate or certificates to be issued representing the Shares will conspicuously bear a legend substantially as follows:

         The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of an effective registration statement for the shares under the Securities Act of 1933 or an opinion of counsel to the Company that registration is not required under said Act.

         (c) The Optionee acknowledges that he/she is presently familiar with the Company's business, operations and financial condition. In this connection, the Company agrees that, upon the request of the Optionee, it will provide the Optionee with a copy of its then most recent Annual Report to Shareholders, its then most recently definitive Proxy Statement in connection with a meeting of its shareholders for the election of directors, its then most recent Annual Report of Form 10-K, and all Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed by the Company with the Securities and Exchange Commission subsequent to the filing of its then most recent Annual Report on Form 10-K. The Optionee also acknowledges that he/she has received a description of the Shares as contained in the Company's most recent Prospectus. In addition, the principal officers of the Company will be reasonably available to discuss with the Optionee the information contained in these documents, this Agreement, or any other issues. To arrange such discussions he/she should contact Monte E. Wetzler, Esq., counsel to the Company, at (201) 272-3434.

         16. The Company covenants and agrees with the Optionee that in the event the Company proposes to file a registration statement under the Act with respect to any class of security (other than in connection with an exchange offer or a registration statement on Form S-4, S-8, or S-18 or other unsuitable registration statement) which becomes or which the Company believes will become effective at any time after the date hereof, then the Company shall in each case give written notice of such proposed filing to the Optionee at least twenty-five (25) days before the earlier of the anticipated and the actual effective date of the registration statement and (unless the Board of Directors determines in a duly adopted resolution that for reasons of confidentiality notice prior to such filing is likely to adversely affect the Company) at least seven (7) business days before the initial filing of such registration statement (and, if requested, the Optionee shall maintain the confidentiality of such information) and such notice shall offer to Optionee the opportunity to include in such registration statement such number of Shares as he/she may request, unless, in the opinion of counsel to the Company reasonably acceptable to the Optionee, registration under the Act is not required for the transfer of such Shares in the manner proposed by the Optionee. The Company shall have no obligation to honor any such request (i) to register fewer than 2,500 Shares,
(ii) to register Shares on more than one occasion, (iii) to register Shares if the Company is not notified in writing of any such request pursuant to this Paragraph 8 at least three (3) business days prior to a proposed initial filing and (iv) to register any Shares which at the time of the filing of such registration statement are covered by or included in any other Statement theretofore filed by the Company under the Act. The Company shall permit, or shall cause the managing underwriter of a proposed offering to permit, the Optionee to include the Shares requested to be included in the registration (the "Piggy-back Shares") in the proposed offering on the same terms and conditions as are applicable to securities of the Company, if any, included therein for the account of any person other than the Company and the Optionee, provided, however, that the Company need not register Shares pursuant to such registration statement in the event the Company abandons such filing prior to the effective date thereof. Notwithstanding the foregoing, if any such managing underwriter shall advise the Company that it believes that the distribution of all or a portion of the Piggy-back Shares requested to be included in the registration statement concurrently with the securities being registered by the Company would adversely affect the distribution of such securities by the Company for its own account, then the Optionee shall delay the offering and sale of Piggy-back Shares (or the portions thereof so designated by such managing underwriter) for such period, not to exceed ninety (90) days, as the managing underwriter shall request provided that no such delay shall be required as to Piggy-back Shares if any securities of the Company are included in such registration statement for the account of any person other than the Company and the Optionee. In the event of such delay, the Company shall file, at its option, such supplements, post-effective amendments or separate registration statement, take any such other steps as may be necessary to permit the Optionee to make the proposed offering and sale for the period of ninety
(90) days immediately following the end of such period of delay (the "Piggy-back Termination Date"); provided, however, that if any of the Piggy-back Shares are covered by a registration statement which is or will be required to remain in effect beyond the Piggy-back Termination Date, the Company shall maintain in effect the registration statement as it relates to the Piggy-back Shares for so long as such registration statement remains or is required to remain in effect for any of such other securities. All expenses of registration pursuant to this Paragraph 8 shall be borne by the Company, except that underwriting commission, discounts, fees and expenses attributable to the Piggy-back Shares and fees and disbursements of counsel (if any) to the Optionee will be borne by the Optionee.

         9. This Agreement is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Internal Revenue Code. Any Shares purchased pursuant to this Agreement shall be purchased directly from the Company out of its authorized but unissued Shares.

         10. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware.

         11. Subject to Paragraphs 1(c) and 3(b), this Agreement shall be binding upon that shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors or assigns, as the case may be.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                             HANOVER DIRECT, INC.

                                             By: /s/ Ralph Bulle


                                             -----------------------------
                                             Name: Ralph Bulle
                                             Title: Senior Vice  President



                                             /s/ ELIZABETH VALK LONG
                                             --------------------------------
                                             Elizabeth Valk Long